Exhibit 10.7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

OMNIBUS AMENDMENT AGREEMENT

This OMNIBUS AMENDMENT AGREEMENT, dated as of September 4, 2025 (this “Agreement”) is entered into by and among Clearside Biomedical, Inc., a Delaware corporation (the “Company”), Clearside Royalty LLC, a Delaware limited liability company (the “Seller”), Healthcare Royalty Partners IV, L.P., a Delaware limited partnership (the “Purchaser”) and HCR Clearside SPV, LLC, a Delaware limited liability company (the “Purchaser Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the PSA (as defined below).

WHEREAS, the Seller, the Purchaser and the Purchaser Agent are parties to that certain Purchase and Sale Agreement, dated as of August 8, 2022 (as amended to date, the “PSA”), pursuant to which, among other things, the Purchaser acquired the Purchased Royalties from the Seller;

WHEREAS, immediately prior to the consummation of the transactions contemplated by the Purchase Agreement, the Company and the Seller entered into that certain Contribution and Servicing Agreement, dated August 8, 2022 (as amended to date, the “CSA”), pursuant to which, among other things, the Company transferred the Transferred Assets to the Seller and agreed to provide certain services to the Seller relating to the Transferred Assets;

WHEREAS, to secure the obligations of the Seller under the Purchase Agreement and the obligations of the Company under the Contribution Agreement, the Company and the Purchaser Agent entered into that certain Pledge and Security Agreement, dated as of August 8, 2022 (as amended to date, the “Pledge Agreement”), pursuant to which, among other things, the Company pledged the equity interests in the Seller to the Purchaser Agent, as agent for the Purchaser; and

WHEREAS, the Company, the Seller, the Purchaser and the Purchaser Agent desire to amend certain of the provisions of the PSA, the CSA and the Pledge Agreement to address certain additional agreements among the Parties and an additional investment by the Purchaser.

NOW THEREFORE, in consideration of the premises and mutual covenants, agreements representations and warranties set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.
Amendments. Effective upon the Additional Investment Closing,
(a)
the PSA is amended as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(i)
The following definitions are hereby added to Section 1.1 of the PSA:

“Additional Transferred Assets” means the assets described on Exhibit A to the Amendment Agreement.

“Amendment Payment” shall mean $3,000,000.

“Amendment Agreement” means that certain Omnibus Amendment Agreement, dated as of the Amendment Date, by and among Company, Product Sub, Purchaser and Purchaser Agent.

“Amendment Date” means September 4, 2025.

(ii)
The following definitions in Section 1.1 of the PSA are amended and restated in their entirety as set forth below:

“Hard Cap Amount” means, at any given time, the product of (x) the Investment Amount and (y) 3.0.

“Investment Amount” shall mean the sum of (a) $35,500,000 (i.e., the sum of the Closing Payment and the Amendment Payment) and (b) the Purchaser Payment Amount (if any). For the avoidance of doubt, the Parties acknowledge that (i) the First Milestone Event and the Second Milestone Event were not achieved, and (ii) the First Milestone Payment and the Second Milestone Payment have not been paid and are not included in the “Investment Amount.”

(iii)
The definition of “Transaction Documents” in Section 1.1 of the PSA is amended to add “, the Amendment Agreement” after “the Equity Pledge Agreement”.
(iv)
Section 2.3 of the PSA is amended and restated in its entirety as follows:

Section 2.3 Change of Control Payment.

(a) Upon the occurrence of a Change of Control but subject to subsection (b), the Seller shall promptly pay to the Purchaser the Hard Cap Amount less the Total Net Amount as of such date (the “Change of Control Payment”); provided, however, that the Seller shall, in lieu of the foregoing, have the option to instead pay one hundred percent (100%) of the Investment Amount outstanding as of the date of such Change of Control, less the Total Net Amount as of such date (the “Buyout Option”). If the Seller exercises the Buyout Option, the Purchaser shall continue to be entitled to the amounts payable to the Purchaser solely from Purchased Royalties in the same manner, and on the same terms as in effect prior to the Change of Control, provided, however, that in the case of an acquisition of all or substantially all assets of the Seller, the purchaser thereof, shall assume the obligations of the Seller on an unsecured basis.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b) Notwithstanding subsection (a), no Change of Control Payment shall be due in connection with a Change of Control occurring [***] and consisting of [***].

(b)
The CSA is amended as follows:
(i)
The following definitions are hereby added to Section 1.01 of the CSA:

“Additional Contracts” means all Additional Transferred Assets that constitute contracts, agreements or other written obligations, including, without limitation, the Supply Agreement and the Steris Agreement.

“Additional Contract Counterparty” means any counterparty to an Additional Contract.

“Additional Transferred Assets” means the assets described on Exhibit A to the Amendment Agreement.

“Amendment Agreement” means that certain Omnibus Amendment Agreement, dated as of the Amendment Date, by and among Company, Product Sub, Purchaser and Purchaser Agent.

“Amendment Date” means September 4, 2025.

“Amendment Date Bill of Sale” means that certain Bill of Sale, dated as of the Amendment Date, executed by the Company and the Product Sub, in the form attached to the Amendment Agreement.

“Confirmatory Bills of Sale” has the meaning set forth in Section 2.01(e)(iii).

“Permitted Intercompany Agreements” means, with respect to each Additional Transferred Asset, one or more agreements providing for an appropriate grant back license, consent to use, and/or right of reference thereto as may be necessary or desirable in connection with the Company’s business.

(ii)
The following definitions in Section 1.01 of the CSA are amended and restated in their entirety as follows:

“Permitted Contribution Liens” means Permitted Liens (as defined in the Equity Pledge Agreement), the Permitted Platform License, the Permitted Intercompany Agreements, and any other Liens created in favor of the Purchaser or the Purchaser Agent under the Transaction Documents and Liens consisting of rights of any third party licensee of Intellectual Property Rights.

(iii)
Section 2.01(e) is added to the CSA:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e) (i) (A) On the Amendment Date, the Company shall Contribute to Product Sub, and Product Sub shall purchase, acquire and accept from the Company, without recourse except to the extent provided in this Agreement, all of the Company’s rights, title and interest in and to, and obligations under the Additional Transferred Assets listed on Part I of Exhibit A to the Amendment Agreement, free and clear of any and all Liens, except Permitted Contribution Liens and (B) within [***] Business Days of the Amendment Date, the Company shall Contribute to Product Sub, without recourse except to the extent provided in this Agreement, all of the Company’s rights, title and interest in and to, and obligations under the Additional Transferred Assets listed on Part II of Exhibit A to the Amendment Agreement, free and clear of any and all Liens, except Permitted Contribution Liens. The Company and Product Sub intend and agree that the sale, assignment, transfer, contribution and conveyance of the Additional Transferred Assets under this Agreement shall be, and each is, a true, complete, absolute and irrevocable assignment and sale and a true, complete, absolute and irrevocable contribution by the Company to Product Sub of the Additional Transferred Assets and that such assignments and sales and such contributions shall provide Product Sub with all of the Company’s rights, title and interest in and to the Additional Transferred Assets. The Product Sub and the Purchaser shall each have a right to specific performance of this Section 2.01(e)(i), and the Company acknowledges that the failure of the Company to perform the obligations in this Section 2.01(e)(i) will not give rise to an adequate remedy at law.

(ii) In full consideration of the Contribution of (or the agreement to so Contribute) the Additional Transferred Assets to Product Sub, Product Sub shall: (i) pay (or cause to be paid) the Amendment Payment (less the Purchaser Amendment Expenses) within [***] Business Days following receipt, in each case by transferring (or causing to be transferred) the applicable amount to the account specified by the Company in writing and accepting and reflecting in its financial accounts a capital contribution from the Company in an amount equal to any additional value of the Additional Transferred Assets in excess of the Investment Amount as of such date, and (ii) assume all of Company’s liabilities and obligations under the Additional Transferred Assets from and after the date each Additional Transferred Asset is contributed by Company to Product Sub, provided, however, [***]. The Company, concurrently with the execution and delivery of the Amendment Agreement, hereby contributes to Product Sub all of the value of the Additional Transferred Assets in excess of the Amendment Payment, as a contribution to the capital of Product Sub. Product Sub acknowledges receipt of such capital contribution and its entry in the financial records of Product Sub as a capital contribution.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii) The Contribution of the Additional Transferred Assets listed on Part II of Exhibit A to the Amendment Agreement shall be subject to additional, confirmatory bills of sale (the “Confirmatory Bills of Sale”) to be delivered as soon as practicable following the Amendment Date.

(iv)
Section 2.01(f) is added to the CSA:

(f) Product Sub hereby agrees to execute and deliver to Company such Permitted Intercompany Agreements as Company may reasonably request from time to time from and after the Amendment Date.

(v)
Section 2.02 of the CSA is amended to (A) add “and the Additional Transferred Assets” after each instance of “the Transferred Assets” and (B) add “(or, in the case of the Additional Transferred Assets Contributed on the Amendment Date, on the Amendment Date, and in the case of the Additional Transferred Assets Contributed after the Amendment Date, on the date the applicable Confirmatory Bill of Sale with respect to such assets is delivered)” after “the Closing Date”.
(vi)
Section 2.03 of the CSA is amended to add “and the Additional Transferred Assets” after “the Transferred Assets”.
(vii)
Section 2.04 of the CSA is amended to add “and the Additional Transferred Assets” after each instance of “the Transferred Assets”.
(viii)
Section 4.01 of the CSA is amended to add “and the Additional Transferred Assets” after each instance of “the Transferred Assets” and to add the following sub-section (i):
(i)
Additional Contracts.

(i) The Company shall not, except with Product Sub’s and Purchaser’s consent, enter into, or agree to enter into, any new contract, agreement or legally binding arrangement which would reasonably be expected to impair or have an adverse effect on the Additional Contracts. The Company shall promptly (and in any case within [***]Business Days) deliver to Product Sub and Purchaser copies of all fully-executed or definitive writings related to the matters set forth in the preceding sentence.

(ii) [***].

(iii) [***].

(ix)
Section 5.01 and Section 5.03 of the CSA are each amended to add “and the Additional Transferred Assets” after each instance of “the Transferred Assets”.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(x)
Section 5.01(c) of the CSA is amended to add “and the Additional Contracts” after each instance of the “the Covered License Agreements”.
(xi)
Section 7.01 of the CSA is amended to add “and the Additional Transferred Assets” after each instance of “the Transferred Assets”.
(c)
The Pledge Agreement is amended to add the following Section 6.08:

Section 6.08 Limited Waiver. [***].

2.
Representations and Warranties.
(a)
Each of the Seller and the Company represents and warrants to the Purchaser that:
(i)
Each of the Seller and the Company has all necessary legal power and authority to enter into, execute and deliver this Agreement and to perform all of the obligations to be performed by it hereunder and to consummate the transactions contemplated hereunder. None of the execution and delivery by each of the Seller and the Company of this Agreement, the performance by each of the Seller and the Company of any of the obligations to be performed by it hereunder, or the consummation by each of the Seller and the Company of any of the transactions contemplated hereby, will require any notice to, action, approval or consent by, or in respect of, or filing or registration with, any Governmental Authority or other Person.
(ii)
Once signed by each of the Seller and the Company, this Agreement will have been duly authorized, executed and delivered by each of the Seller and the Company and, assuming it is duly executed by the Purchaser and the Purchaser Agent, this Agreement will then constitute the valid and binding obligation of the Seller and the Company, enforceable against the Seller and the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or general equitable principles.
(iii)
To the best of the Company’s Knowledge, the Additional Transferred Assets constitute all assets of the Company and its Affiliates that relate to the SCS Microinjector or that are necessary or useful for the Exploitation of the Licensed Products and the performance of the Seller’s obligations under the Covered License Agreements.
(iv)
As of the date of this Agreement, to the Knowledge of Seller, no event has occurred and is continuing that could reasonably be expected to have a Material Adverse Effect on the Purchased Royalties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b)
Each of the Purchaser and the Purchaser Agent represents and warrants to the Seller and the Company that:
(i)
Each of the Purchaser and the Purchaser Agent has all necessary legal power and authority to enter into, execute and deliver this Agreement and to perform all of the obligations to be performed by it hereunder and to consummate the transactions contemplated hereunder. None of the execution and delivery by the Purchaser and the Purchaser Agent of this Agreement, the performance by the Purchaser or the Purchaser Agent of any of the obligations to be performed by it hereunder, or the consummation by the Purchaser or the Purchaser Agent of any of the transactions contemplated hereby, will require any notice to, action, approval or consent by, or in respect of, or filing or registration with, any Governmental Authority or other Person.
(ii)
Once signed by the Purchaser and the Purchaser Agent, this Agreement will have been duly authorized, executed and delivered by the Purchaser and the Purchaser Agent and, assuming it is duly executed by Seller and the Company, this Agreement will then constitute the valid and binding obligation of the Purchaser and the Purchaser Agent, enforceable against the Purchaser and the Purchaser Agent in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or general equitable principles.
3.
Additional Agreements and Investment.
(a)
Additional Investment. Within [***] Business Day following the date of this Agreement, subject to satisfaction of the conditions set forth in Section 3(b) of this Agreement, the Purchaser shall pay to the Seller or its designee an amount equal to the Amendment Payment less the amount of Purchaser Amendment Expenses, by wire transfer of immediately available funds as directed by the Seller (the “Additional Investment”). The date of the closing of the Additional Investment (the “Additional Investment Closing”) shall be referred to herein as the “Additional Investment Closing Date”.

For purposes hereof, the term “Purchaser Amendment Expenses” shall mean the amount of the Purchaser’s actual, documented, out-of-pocket fees and expenses incurred in connection with the Purchaser’s confirmatory due diligence and legal documentation associated with the negotiation and execution of this Agreement, provided that in no event shall the Purchaser Amendment Expenses exceed $100,000.

(b)
Additional Investment Conditions. The obligations of the Purchaser to effect the Additional Investment Closing and to make the Amendment Payment in accordance with Section 3(a) of this Agreement shall be subject to the following

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

conditions, as of the date of the Additional Investment Closing, any of which may be waived by the Purchaser in its sole discretion:
(i)
Each of Seller and the Company shall have performed and complied in all material respects with all covenants required by the Transaction Documents to be performed or complied with by it on or prior to the Additional Investment Closing Date.
(ii)
At the Additional Investment Closing, the representations and warranties of the Seller and the Company in Section 2 of this Agreement shall be true, correct and complete in all material respects on and as of the Additional Investment Closing Date as though made on and as of the Additional Investment Closing Date; and
(iii)
Seller shall have delivered to Buyer a certificate dated as of the date of the Additional Investment Closing executed by an officer of Seller expressly confirming and certifying that the conditions set forth in Section 3(b)(i) and 3(b)(ii) of this Agreement have been met.
(c)
The Parties acknowledge that the provisions of this Section 3 of this Agreement shall be deemed to be incorporated into and part of the terms of the PSA.
(d)
Additional Agreements.

[***]

4.
No Other Changes. Except as expressly provided herein, none of the PSA, CSA or the Pledge Agreement is amended, modified or otherwise affected by this Agreement, and the PSA, CSA and the Pledge Agreement and the rights and obligations of the parties thereunder are hereby ratified and confirmed in all respects.
5.
Miscellaneous Provisions.
(a)
Headings and Captions. The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.
(b)
Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party. Any counterpart may be executed by facsimile or .pdf signature and such facsimile or .pdf signature shall be deemed an original.
(c)
Severability. If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect. Any provision of this Agreement held invalid or unenforceable only in part

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

or degree by a court of competent jurisdiction shall remain in full force and effect to the extent not held invalid or unenforceable.
(d)
Expenses. Except to the extent reflected in payments made pursuant to Section 3(a) of this Agreement, each of the Purchaser, the Purchaser Agent, the Seller and the Company will pay its own fees and expenses in connection with entering into and consummating the transactions contemplated by this Agreement.
(e)
Governing Law; Jurisdiction. This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of New York without giving effect to the principles of conflicts of law thereof that would apply any other law. Each Party unconditionally and irrevocably consents to the exclusive jurisdiction of the courts of the State of New York located in New York City (Borough of Manhattan) and the federal district court for the Southern District of New York located in New York City (Borough of Manhattan) with respect to any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each Party hereby further irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Transaction Document. Each Party hereby irrevocably consents to the service of process out of any of the courts referred to in this Section 5(e) in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address set forth in the PSA. Each Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any suit, action or proceeding commenced hereunder or under any other Transaction Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of a Party to serve process on the other Party in any other manner permitted by law.
(f)
Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT OR THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED UNDER ANY TRANSACTION DOCUMENT OR THIS AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO ANY TRANSACTION DOCUMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5(F).

[Remainder of Page Intentionally Left Blank]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned as of the date first written above.

SELLER: COMPANY:	CLEARSIDE SPV LLC By: /s/ George Lasezkay Name: George Lasezkay Title: Chief Executive Officer CLEARSIDE BIOMEDICAL, INC. By: /s/ George Lasezkay Name: George Lasezkay Title: Chief Executive Officer
PURCHASER: PURCHASER AGENT:

HEALTHCARE ROYALTY PARTNERS IV, L.P.

  By: HealthCare Royalty GP IV, LLC, its general partner

By: /s/ Clarke Futch

Name: Clarke Futch
Title: Chairman & Chief Executive Officer

HCR CLEARSIDE SPV, LLC.

By: /s/ Clarke Futch

Name: Clarke Futch
Title: Authorized Representative

[Signature Page – AMENDMENT AGREEMENT]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit A

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit B

[***]